Exhibit 10.16

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement effective April 1, 2006 by and among Pregis Holding I Corporation, a Delaware corporation (“Pregis I”) and its wholly-owned subsidiaries, Pregis Holding II Corporation, a Delaware corporation (“Pregis II”), and Pregis Corporation, a Delaware corporation (“Pregis”) (Pregis I, Pregis II and Pregis, collectively, the “Employers”) and Andy Brewer (“Executive”) hereby amends the Employment Agreement dated October 12, 2005 among Employers and Executive, as follows:

In Section 2(a), Base Compensation, the phrase “Employers shall pay to Executive as base salary $241,544 per year” shall be deleted and replaced with “Employers shall pay to Executive as base salary $300,000 per year”.

All other terms and conditions of the Employment Agreement among Employers and Executive shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment to Employment Agreement as of the date and year first above written.

EMPLOYERS:		EXECUTIVE:

PREGIS HOLDING I CORPORATION

By:	/s/ Steven C. Huston	/s/ Andy Brewer
Name: Steven C. Huston		Name: Andy Brewer
Title: Vice President

PREGIS HOLDING II CORPORATION

By:	/s/ Steven C. Huston
Name: Steven C. Huston
Title: Vice President

PREGIS CORPORATION

By:	/s/ Steven C. Huston
Name: Steven C. Huston
Title: Secretary